                                                                   EXHIBIT 10.10

                           ESSEX INTERNATIONAL INC.

                              AMENDMENT NO. 2 TO
                              ------------------
                    AMENDED AND RESTATED STOCK OPTION PLAN
                    --------------------------------------



           The Essex International Inc. Amended and Restated Stock Option Plan (the "Plan"), is hereby amended as follows:

           1. Exhibit A of the Plan is hereby deleted in its entirety and replaced with Exhibit A hereto.

           2. Except as set forth in Paragraph 1 above, all other provisions of the Plan shall remain unchanged.

           3. The changes set forth in this Amendment shall be and hereby are incorporated in the Amended and Restated Stock Option Plan.



Date Amendment adopted by Board of Directors: April 15, 1997

                                                                    EXHIBIT A to
                                                            Amended and Restated
                                                               Stock Option Plan

                       STOCK OPTION AGREEMENT dated as of                    ,
                   between ESSEX INTERNATIONAL INC., a Delaware corporation (the "Company"), and the employee of the Company or a Subsidiary
                    -------
                   of the Company whose name appears on the signature page hereof, to whom an Option has been granted hereunder (the "Optionee").
                    --------

          WHEREAS the Company wishes to afford the Optionee the opportunity to purchase shares of Common Stock, par value $0.01 per share, of the Company;

          WHEREAS the Company wishes to carry out the Amended and Restated Stock Option Plan of the Company (the "Plan"); and
                                 ----

          WHEREAS the Company's Board of Directors (the "Board") or a Committee
                                                         -----
of the Board appointed to administer the Plan, has determined that it would be to the advantage and in the best interests of the Company and its stockholders to grant the Option provided for herein to the Optionee as an inducement to remain in the service of the Company or its Subsidiaries and as an incentive for increased efforts during such service, and has advised the Company thereof and instructed the undersigned officers to issue said Option.


          NOW, THEREFORE, in consideration of the mutual covenants herein contained the parties hereto do hereby agree as follows:


                                   ARTICLE I

                                  Definitions
                                  -----------

          Capitalized terms used but not defined herein shall have the meanings given them in the Plan. Whenever the following terms are used in this Agreement they shall have the meaning specified below unless the context clearly indicates to the contrary.

          "Change in Control" has the meaning given to it in Section 3.01(f).
           -----------------

          "Option" means the option to purchase Shares granted under this
           ------
Agreement.

          "Option Date" means the date of grant of the Option.
           -----------

          "Option Shares" means Shares issued pursuant to the exercise of the
           -------------
Option.

          "Secretary" means the Secretary of the Company.
           ---------

          "Shares" means shares of Common Stock, par value $0.01 per share, of
           ------
the Company.


                                  ARTICLE II

                                Grant of Option
                                ---------------

          SECTION 2.01.  Grant of Option.  In consideration of the Optionee's
                         ----------------
services to the Company, on the date hereof the Company irrevocably grants to the Optionee the Option to purchase any part or all of the aggregate number of Shares stated on Schedule I attached hereto upon the terms and conditions set forth in this Agreement.

          SECTION 2.02.  Exercise Price.  The purchase price of the Shares
                         ---------------
covered by the Option shall be the per share amount, without commission or other charge, set forth in Schedule I hereto and shall hereinafter be referred to as the "Exercise Price".
     --------------

          SECTION 2.03.  Consideration to the Company.  In consideration of the
                         -----------------------------
granting of this Option by the Company, the Optionee agrees to render faithful and efficient service to the Company or a Subsidiary with such duties and responsibilities as the Company shall from time to time prescribe. Nothing in this Agreement or in the Plan shall confer upon the Optionee any right to continue in the employ of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company and its Subsidiaries, which are hereby expressly reserved, to discharge the Optionee at any time for any reason whatsoever.

          SECTION 2.04.  Adjustments in Option.  The number of Shares for which
                         ----------------------
options are granted specified in Section 2.01 hereof, the Exercise Price specified in Section 2.02 hereof and the Option itself are subject to certain adjustments as set forth in the Plan in the event of specified changes in the capital structure of the Company.

          SECTION 2.05.  Agreement Subject to Plan.  Unless expressly stated
                         --------------------------
otherwise herein, this Agreement shall be subject to the terms and provisions of the Plan.


                                  ARTICLE III

                            Period of Exercisability
                            ------------------------

          SECTION 3.01.  Commencement of Exercisability. (a)  The Option granted
                         -------------------------------
under this Agreement shall become exercisable:

           (i) in full, upon the third anniversary of the Option Date; provided, however, that from and including the first anniversary of the
     --------  -------
     Option Date to but excluding the second anniversary thereof, the Option may be exercised as to not more than one-third (1/3) of the total number of Shares covered by the Option, and from and including the second anniversary of the Option Date to but excluding the third anniversary thereof, the Option may be exercised as to, cumulatively, not more than two-thirds (2/3) of the total number of Shares covered by the Option;

           (ii) in full, upon the death, Disability or Retirement of the Optionee;

           (iii) in full, upon the occurrence of a Change in Control.

             (b) Notwithstanding anything contained herein to the contrary, the Option shall not be exercisable, no issuance or transfer of Option Shares may be made to the Optionee, and any attempt to exercise the Option or to transfer any Option Shares to the Optionee shall be void and of no effect, unless and until
(i) a registration statement under the Securities Act of 1933, as amended, has been duly filed and declared effective pertaining to the Option Shares, and the Option Shares have been duly qualified under applicable state securities or "blue sky" laws, if applicable or (ii) the Committee, in its sole discretion, determines that such registration or qualification is not required as a result of the availability of an exemption from registration or qualification under such laws.

             (c) Without limiting the foregoing, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the Option Shares under any state or Federal law or on any securities exchange or the consent or approval of any governmental regulatory body is desirable as a condition of, or in connection with, delivery or purchase of Option Shares, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

          (d) Anything to the contrary in this Agreement or the Plan notwithstanding, no Shares shall be delivered upon the exercise of an Option or otherwise transferred, if the Board, in its sole discretion, shall deem it necessary or advisable to (i) restrict the delivery of Option Shares to accredited investors within the meaning of applicable Federal and state securities laws, or (ii) delay such delivery in order to ensure compliance with applicable Federal and state securities laws.

          (e) Upon the Optionee's termination of employment, any Option that has not become exercisable, in accordance with Section 3.01(a) of this Agreement, shall become null and void immediately upon such termination of employment.

          (f)  For the purposes of this Agreement, "Change in Control" means any
                                                    -----------------
of the following that occurs while any Option granted hereunder is outstanding:

          (i) the acquisition by any Person other than Bessemer Holdings, L.P. ("BHLP"), or any affiliate of BHLP (collectively, the "BH Group") of (x)
       ----                                                 --------
     beneficial ownership (as defined in the Plan) of thirty-five percent (35%) or more of either the then outstanding Shares or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors and (y) beneficial ownership of a greater percentage than the BH Group of either the then outstanding Shares or the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors; provided, however, that the following shall not constitute an acquisition
     --------  -------
     of control: (1) any acquisition directly from the Company (excluding an acquisition by virtue of the exercise of a conversion privilege), (2) any acquisition by the Company, (3) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any company controlled by the Company, or (4) any acquisition by any company pursuant to a reorganization, merger or consolidation, if, following such reorganization, merger or consolidation, the conditions described in clauses (x), (y) and (z) of subsection (iii) of this Section 3.01(f) are satisfied;

           (ii) individuals who, as of the date hereof or, in the event of an initial public offering of equity securities of the Company or Essex pursuant to an effective registration statement under the Securities Act of 1933, as amended, other than in connection with an employee benefit or similar plan (an "IPO"), the date that the IPO is closed, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a
                 ---------------
     majority of the Board; provided, however, that any individual becoming a
                            --------  -------
     director subsequent to the date hereof or the date of the IPO whose election, or nomination for election by the Company's shareholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of either an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Securities Exchange Act of
     1934) or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;

           (iii) approval by the shareholders of, and the consummation by, the Company of a reorganization, merger or consolidation, in each case, unless, following such reorganization, merger or consolidation, (x) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of the company resulting from such reorganization, merger or consolidation and the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Shares and outstanding Company voting securities immediately prior to such reorganization, merger or consolidation in substantially the same proportions as their ownership, immediately prior to such reorganization, merger or consolidation, of the outstanding Shares and outstanding Company voting securities, as the case may be, (y) no Person (excluding the Company, any employee benefit plan or related trust of the Company or such company resulting from such reorganization, merger or consolidation and any Person beneficially owning, immediately prior to such reorganization, merger or consolidation, directly or indirectly, thirty-five percent (35%) or more of the outstanding Shares or outstanding voting securities of the Company, as the case may be) beneficially owns, directly or indirectly, (A) thirty-five percent (35%) or more of, either the then outstanding shares of common stock of the company resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors and (B) a greater percentage than the BH Group of either the then outstanding shares of common stock of the company resulting from such reorganization, merger or consolidation or the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors and (z) at least a majority of the members of the board of directors of the company resulting from such reorganization, merger or consolidation were members of the Incumbent Board at the time of the execution of the initial agreement providing for such reorganization, merger or consolidation; or

           (iv) approval by the shareholders of the Company of (x) a complete liquidation or dissolution of the Company or (y) the sale or other disposition of all or substantially all of the assets of the Company, other than to a company with respect to which following such sale or other disposition (A) more than fifty percent (50%) of, respectively, the then outstanding shares of common stock of such company and the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors is then beneficially owned, directly or indirectly, by all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the outstanding Shares and outstanding Company voting securities immediately prior to such sale or other disposition in substantially the same proportion as their ownership, immediately prior to such sale or other disposition, of the outstanding Shares and outstanding Company voting securities, as the case may be, (B) no Person (excluding the Company and any employee benefit plan or related trust of the Company or such company and any Person beneficially owning, immediately prior to such sale or other disposition, directly or indirectly, thirty-five percent (35%) or more of the outstanding Shares or outstanding Company voting securities, as the case may

     be) beneficially owns, directly or indirectly, (X) thirty-five percent (35%) or more of, either the then outstanding shares of common stock of such company and the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors and (Y) beneficial ownership of a greater percentage than the BH Group of either the then outstanding shares of common stock of such company or the combined voting power of the then outstanding voting securities of such company entitled to vote generally in the election of directors and
     (C) at least a majority of the members of the board of directors of such company were members of the Incumbent Board at the time of the execution of the initial agreement or action of the Board providing for such sale or other disposition of assets of the Company.

          SECTION 3.02.  Duration of Exercisability.  The Option, once it
                         ---------------------------
becomes exercisable pursuant to Section 3.01(a), shall remain exercisable until it becomes unexercisable under Section 3.03 hereof or the Plan. In addition, if any portion or all of the Option is canceled according to this Agreement or the Plan, then such portion or all of the Option shall not be exercisable.

          SECTION 3.03.  Expiration of Option.  Except as otherwise provided in
                         ---------------------
this Section or by the Board or the Committee, in the event that the Optionee's employment with the Company terminates for any reason other than death, Disability or Retirement, the Option, if and to the extent that such Option is exercisable at the time of such termination, may be exercised within 30 days after such termination and shall expire and cease to be exercisable after such 30-day period; provided, however, that in the event of the death of the Optionee
               --------  -------
within such 30-day period, the Option may be exercised by the Estate of the Optionee at any time within 180 days after the Optionee's death. In the event of the death or Disability of the Optionee or a Change in Control, the Option shall be exercisable, if and to the extent that such Option is exercisable at such time (taking into account any acceleration of exercisability that may have occurred) through the Expiration Date (as defined below) of the Option. In the event of the Retirement of the Optionee, the Option shall be exercisable, if and to the extent that such Option is exercisable at the time of such Retirement, within three years after the date of the Optionee's Retirement and shall expire and cease to be exercisable after such three-year period. In no event shall the Option be exercisable later than the tenth anniversary (the "Expiration Date") of the Option Date.
                                       ---------------

          SECTION 3.04.  Nontransferability of Option.  The Option or any
                         -----------------------------
portion thereof shall not be transferable (by operation of law or otherwise) by the Optionee (or his Estate) except pursuant to (i) the cancellation of the Option in compliance with Section 5(c) of the Plan or (ii) a transfer upon the death of the Optionee to his Estate by will or the laws of descent and distribution, provided that in each case such transfer is effected in compliance with the Plan.


                                   ARTICLE IV

                              Exercise of Options
                              -------------------

          SECTION 4.01.  Partial Exercise.  Any exercisable portion of the
                         -----------------
Option, or (if then wholly exercisable) the entire Option, may be exercised in whole or in part at any time prior to the time when the Option or portion thereof becomes unexercisable or expires under Section 3.03 hereof or the Plan; provided, however, that each partial exercise shall be for not less than the
--------  -------
number of Shares stated on Schedule I attached hereto and shall be for whole Shares only.

          SECTION 4.02.  Manner of Exercise.  The Option, or any exercisable
                         -------------------
portion thereof, may be exercised by the Optionee or, upon his death, his Estate solely by delivery to the Secretary or his office of all the following prior to the time when the Option or such portion becomes unexercisable under Section
3.03 hereof or the Plan:

           (a) notice in writing signed by the Optionee or his Estate, stating that the Option or a portion thereof is thereby exercised;

           (b) full payment (by any means specified in paragraph (b) of Section 7 of the Plan) for the Shares with respect to which such Option or portion is exercised;

           (c) full payment to the Company (by any means specified in Section
     11 of the Plan) of all amounts which, under Federal, state or local law, it is required to withhold upon exercise of the Option; and

           (d) in the event the Option or a portion thereof shall be exercised pursuant to Section 4.01 by the

     Estate of the Optionee, upon his death, evidence satisfactory to the Company of the right of the Estate to exercise the Option.

          SECTION 4.03.  Conditions to Issuance of Stock Certificates.  The
                         ---------------------------------------------
Shares deliverable upon the exercise of the Option, or any portion thereof, may be either previously authorized but unissued Shares or issued Shares which have been reacquired by the Company. Such Shares shall be fully paid and nonassessable. The Company shall not be required to issue or deliver any certificate or certificates for Shares purchased upon the exercise of the Option or a portion thereof prior to fulfillment of all the following conditions:

           (a) the admission of such Shares to listing on all stock exchanges on which the Shares are then listed;

           (b) the completion of any registration or other qualification of such Shares under any Federal or state Securities laws or under rulings or regulations of the Securities and Exchange Commission or of any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable;

           (c) the obtaining of any approval or other clearance from any Federal or state governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

           (d) the lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

          SECTION 4.04.  Rights as Stockholder.  The Optionee or his Estate
                         ----------------------
shall not be, or have any of the rights or privileges of, a stockholder of the Company in respect of any Shares purchasable upon the exercise of any part of the Option unless and until certificates representing such Shares shall have been issued by the Company to the Optionee or his Estate.

                                   ARTICLE V

                               Other Provisions
                               ----------------

          SECTION 5.01.  Applicable Law.  The laws of the State of New York
                         ---------------
shall govern the interpretation, validity and performance of the terms of this Agreement, without regard to its principles of conflicts of law.

          SECTION 5.02.  Severability.  The invalidity, illegality or
                         -------------
unenforceability of one or more of the provisions of this Agreement in any jurisdiction shall not affect the validity, legality or enforceability of the remainder of this Agreement in such jurisdiction or the validity, legality or enforceability of this Agreement, including any such provision, in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

          SECTION 5.03.  Headings.  The headings and captions contained herein
                         ---------
are for convenience of reference only and shall not control or affect the meaning or construction of any provision hereof.

          SECTION 5.04.  Notices.  All notices and other communications provided
                         --------
for herein shall be dated and in writing and shall be deemed to have been duly given when delivered, if delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid and when received if delivered otherwise, to the party to whom it is directed as follows:

          If to the Company at:

          Essex International Inc.
          in care of Bessemer Holdings, L.P.
          630 Fifth Avenue
          New York, New York 10111

          Attention:  Robert D. Lindsay

          with a copy to:

          Essex Group, Inc.
          1601 Wall Street
          P.O. Box 1601
          Fort Wayne, IN 46801-1601

          Attention: General Counsel
and if to the Optionee at the address given beneath his signature hereto with a copy to Essex Group, Inc., 1601 Wall Street, P.O. Box 1601, Fort Wayne, Indiana, 46801-1601, Attention: General Counsel. The Optionee or the Company may change the address to which notices, statements, instructions or other documents are to be sent to such party by written notice to the other party in accordance herewith. Any notice which is required to be given to the Optionee's Estate shall be given to the executor, administrator, or other representative of the Optionee's Estate if such representative has previously informed the Company of his status and address by written notice in accordance herewith.


             IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.


                         ESSEX INTERNATIONAL INC.,

                             by
                                --------------------------------------
                                Name:
                                Title:


                         OPTIONEE:

                             by
                                ---------------------------------------
                                Name:
                                Address: